SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Lincoln Variable Insurance Products Trust

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LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1301 South Harrison Street

Fort Wayne, Indiana 46802

April 10, 2025

Re: LVIP Invesco Select Equity Income Managed Volatility Fund Standard Class

Dear Contract Owners and Shareholders:

You currently have an investment interest in the Standard Class of the LVIP Invesco Select Equity Income Managed Volatility Fund (the “Fund”). In the attached Proxy Statement, you are being asked to vote on the liquidation of the Fund’s Standard Class. The Fund is part of Lincoln Variable Insurance Products Trust (the “Trust”), and has been available as an investment option under variable annuity contracts and variable life insurance policies (the “Contracts”) issued by The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”).

On March 3-4, 2025, the Board of Trustees of the Trust (the “Board”), upon the recommendation of Lincoln Financial Investments Corporation (the “Adviser”), the investment adviser to the Fund, considered and approved the liquidation of the Fund’s Standard Class and agreed to submit the Plan of Liquidation to Standard Class shareholders for approval.

You are being asked to approve the Plan of Liquidation of the Standard Class. If the proposal is approved and you have not elected to move your contract/account value to a new investment option prior to the date of the Standard Class liquidation, your contract/account value will be reinvested in the LVIP Government Money Market Fund.

The Board recommends that you vote “For” the Plan of Liquidation as described in the enclosed Proxy Statement. Your vote is important – even if you elect to move to a new investment option before the liquidation.

Please read the Proxy Statement and consider it carefully before casting your voting instruction. We appreciate your participation and prompt response in this matter and thank you for your continued support.

If you have any questions about the Special Meeting of Shareholders of the Standard Class of the Fund, please feel free to call 866-436-8717.

Sincerely,

/s/ Benjamin A. Richer
Benjamin A. Richer
Senior Vice President
Lincoln Variable Insurance Products Trust

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Notice of Special Meeting of Shareholders

LVIP Invesco Select Equity Income Managed Volatility Fund

Standard Class April 10, 2025

Dear Contract Owners and Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Standard Class of the LVIP Invesco Select Equity Income Managed Volatility Fund (the “Fund”), a series of Lincoln Variable Insurance Products Trust (the “Trust”), is scheduled for May 8, 2025 at 11:30 a.m. Eastern Time, at the offices of the Trust located at 150 North Radnor-Chester Road, Radnor, Pennsylvania 19087 for the following purposes:

(1)	To approve a Plan of Liquidation providing for the liquidation of the Fund’s Standard Class; and

(2)	To transact such other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Only shareholders of record at the close of business on March 5, 2025, are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. Owners of variable life insurance policies and variable annuity contracts having a beneficial interest in the Fund’s Standard Class on the record date are entitled to vote as though they were direct shareholders of the Fund’s Standard Class.

The shares of the Fund are sold, directly or indirectly, primarily to separate accounts of The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”), that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by such companies. For convenience, contract owners, policy holders, and plan participants are referred to collectively herein as “Contract Owners.” Contract Owners have the right to instruct Lincoln Life and Lincoln New York, as the record owners of shares of the Fund that are owned in the Accounts, how to vote the shares of the Fund that are attributable to those Accounts at the Meeting.

To assist you, a proxy card is enclosed. In addition, a Proxy Statement describing the matters to be voted on at the Meeting or any adjournment(s) thereof is attached to this Notice. The proxy is being solicited on behalf of the Board.

We realize that you may not be able to attend the Meeting to vote your proxy in person. However, we do need your vote. Whether or not you plan to attend the Meeting, please promptly complete, sign, and return the proxy card included with this Proxy Statement in the enclosed postage-paid envelope and provide your proxy by mail as explained in the enclosed Proxy Statement. Proxies must be received by 4:00 p.m. Eastern Time on May 6, 2025. If you decide to attend the Meeting, you may revoke your prior proxy and vote in person. The number of Standard Class shares of the Fund attributable to you will be voted in accordance with your proxy card.

It is important for you to vote on the proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the proposal.

The date of the first mailing of the proxy card and this Proxy Statement to shareholders and to the corresponding Contract Owners will be on or about April 10, 2025. If you have any questions about the Meeting, please feel free to call us toll free at 866-436-8717.

By Order of the Board of Trustees of the Trust

/s/ Samuel K. Goldstein
Samuel K. Goldstein, Esq.
Assistant Secretary
April 10, 2025

PROXY STATEMENT

April  10, 2025

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF THE

STANDARD CLASS OF

THE LVIP INVESCO SELECT EQUITY INCOME MANAGED

VOLATILITY FUND

TO BE HELD ON May 8, 2025

Relating to the liquidation of the Standard Class of the LVIP Invesco Select Equity Income Managed Volatility Fund

INTRODUCTION

This proxy statement (the “Proxy Statement”) relates to a Special Meeting of shareholders (the “Meeting”) of the Standard Class (the “Liquidating Class”) of the LVIP Invesco Select Equity Income Managed Volatility Fund (the “Fund”), a series of the Lincoln Variable Insurance Products Trust (the “Trust”), to be held on May 8, 2025. As more fully described in this Proxy Statement, the purpose of the Meeting is for shareholders to consider and to vote on the form of plan of liquidation (the “Plan of Liquidation” or the “Proposal”) that would provide for the liquidation of the Liquidating Class (the “Liquidation”). If the Proposal is approved and you have not elected to move your contract/account value to a new investment option prior to the Liquidation, your contract/account value will be reinvested in the LVIP Government Money Market Fund, as described in the Summary of the Plan of Liquidation section.

YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY AND REVIEW THE FORM OF PLAN OF LIQUIDATION WHICH IS ATTACHED AS APPENDIX A, AS WELL AS THE LVIP GOVERNMENT MONEY MARKET FUND’S SUMMARY PROSPECTUS DATED MAY 1, 2024, WHICH ARE BEING PROVIDED TO YOU ALONG WITH THIS PROXY STATEMENT. YOU SHOULD ALSO CONSULT THE LVIP GOVERNMENT MONEY MARKET FUND’S STATUTORY PROSPECTUS DATED MAY 1, 2024 FOR MORE INFORMATION ABOUT THE FUND, WHICH CAN BE FOUND AT WWW.LINCOLNFINANCIAL.COM/LVIP.

In connection with this Proxy Statement, please note the following:

•	The Liquidation will not affect the value of a Contract Owner’s investments.
•	The Liquidation will not be a taxable transaction for Contract Owners.
•	The Adviser will bear all expenses associated with this Proxy Statement and the liquidation.
•	Every vote counts.

BACKGROUND

The Fund is available as an investment option under variable annuity contracts and variable life insurance policies (the “Contracts”) issued or administered by The Lincoln National Life Insurance Company (“Lincoln Life”), an Indiana insurance company located at 1301 S. Harrison St., Fort Wayne, Indiana 46802, and Lincoln Life & Annuity Company of New York, a New York insurance company located at 100 Madison Street, Suite 1860, Syracuse, NY 13202 (“Lincoln New York” and, together, “Lincoln”). Contract owners who selected the Fund for investment through a Lincoln Contract (the “Contract Owners”) have a beneficial interest in the Fund, but do not directly hold shares of the Fund. Lincoln, which uses the Fund as a funding vehicle, is the owner of record (but not the beneficial owner) of the Fund and, as owner of record of the Fund’s shares, has sole voting and investment power with respect to the shares, but passes through any voting rights to the beneficial owners. Accordingly, for ease of reference throughout this Proxy Statement, Contract Owners also may be referred to as “shareholders.”

Upon the recommendation of the Adviser, the Trust’s Board, including a majority of the Independent Trustees, considered and approved a Plan of Liquidation for the Liquidating Class and authorized sending a proxy statement to shareholders and Contract Owners of the Liquidating Class to solicit approval of the Plan of Liquidation. No member of the Trust’s Board opposed the approval of the Plan of Liquidation.

The Adviser believes that the Plan of Liquidation of the Liquidating Class is in the best interests of the Liquidating Class, its shareholders, and Contract Owners. In order to facilitate the Liquidation, the Adviser or its affiliates may purchase shares of the Liquidating Class before the Record Date in an amount in excess of 50% of the Liquidating Class’s outstanding shares. The Adviser or its affiliates intend to vote those shares “FOR” the Proposal. Such share ownership and associated voting intentions create potential conflicts of interest. For example, the Adviser may have a potential conflict of interest in recommending the Liquidation because the Adviser has agreed to (i) assume all operating expenses of the Liquidating Class; and (ii) waive all or a portion of the advisory fee and/or reimburse expenses to the extent that total expenses exceed total income of the Liquidating Class on a daily basis.

The Board recommends that Contract Owners approve the Proposal.

THE LIQUIDATION

Reasons for the Liquidation

The Adviser’s recommendation to liquidate the Liquidating Class stems primarily from the low asset level of the Liquidating Class, which has resulted in a failure to attain economies of scale that would benefit the shareholders of the Liquidating Class. As of December 31, 2024, the Liquidating Class had approximately $3,490,464.00 in assets under management. The Adviser considered several alternatives, including continuing the status quo, increasing distribution efforts, restructuring the Liquidating Class and merging the Liquidating Class into other Fund. However, the Adviser does not expect the Liquidating Class to achieve significant asset growth in the foreseeable future to be viable in the long term. The Adviser believes the Liquidation is in the best interests of shareholders of the Liquidating Class. Accordingly, the Adviser recommends liquidating the Liquidating Class.

Approval of the Liquidation

The Adviser recommended that the Board approve the liquidation of the Liquidating Class, subject to shareholder approval of the Plan of Liquidation. A Plan of Liquidation was presented to the Board and approved at a meeting on March 4, 2025. At the meeting, the Board, including a majority of the Independent Trustees, reviewed the Adviser’s recommendation for the Liquidation, including the information stated above in “Reasons for the Liquidation”, the principal terms and conditions of the Plan of Liquidation, and certain other materials provided by the Adviser regarding the Liquidation. The Independent Trustees had the assistance of their independent counsel during their review. In approving the Liquidation, the Board considered several factors in connection with the proposed Liquidation, including but not limited to, the following: (a) the current and expected size of the Liquidating Class; (b) the Adviser’s recommendation to liquidate the Liquidating Class, including the alternatives to liquidation considered; (c) the terms and conditions of the proposed Plan of Liquidation; and (d) that the Adviser will pay the costs incurred as a result of the proposed Liquidation, which are estimated to be less than $25,000.

The Trust’s Board determined that the Plan of Liquidation would be in the best interests of the Liquidating Class’s shareholders. The Trust is a Delaware statutory trust and its Declaration of Trust provides that a fund or class of a fund may be terminated by the affirmative vote of a majority of the Board. However, the Staff of the Securities and Exchange Commission (the “SEC”) has taken the view that when a variable product fund is affiliated with the insurance company that sponsors the variable product, the Investment Company Act of 1940 prohibits the liquidation of a fund or class and the subsequent reinvestment of those assets in a money market fund unless the insurance company has received an SEC substitution order, relies on the terms and conditions set forth in the SEC’s Statement on Insurance Product Fund Substitution Applications (the “Statement”), or obtains shareholder approval. Thus, the Board approved the Plan of Liquidation for the Liquidating Class, subject to shareholder approval.

SUMMARY OF THE PLAN OF LIQUIDATION

The Plan of Liquidation provides for the liquidation of the Liquidating Class on or about May 9, 2025 (the “Liquidation Date”). On or before the Liquidation Date, all portfolio securities of the Liquidating Class will be converted to cash or cash equivalents, and the Liquidating Class will satisfy any applicable Federal income and excise tax distribution requirements and pay, or make reasonable provision to pay, all known or reasonably ascertainable liabilities, claims and obligations, known to the Fund and attributable to the Liquidating Class, and all claims and obligations which are known to the Fund, and applicable to the Liquidating Class, but for which the identity of the claimant is unknown.

On the Liquidation Date, the Liquidating Class’s remaining assets will be reallocated to insurance company separate accounts for the benefit of the Liquidating Class’s beneficial owners. Lincoln has informed the Trust that, unless otherwise instructed, the distributed assets will be immediately reinvested in the LVIP Government Money Market Fund, which is the default money market investment option available within each Contract that offers the Liquidating Class (the “Default Investment Option”). Shareholder approval of the Plan of Liquidation would obviate the need for an SEC substitution order to substitute a Contract Owner’s interest in the Liquidating Class with an interest in the applicable Default Investment Option for any Contract Owners who did not move their money out of the Liquidating Class prior to the Liquidation Date (as defined above).

The Plan of Liquidation is structured so as not to result in any dilution of the interests of any shareholders. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan of Liquidation. Please refer to Appendix A to review the terms and conditions of the Plan of Liquidation.

The Plan of Liquidation may be amended by the Board as may be necessary or appropriate to effect the liquidation of the Liquidating Class. In addition, the Board may discontinue the Plan of Liquidation at any time if it determines that measure would be advisable and in the best interests of the Liquidating Class and its shareholders. The Plan of Liquidation shall be deemed discontinued in the event the Liquidating Class’s shareholders do not approve the Plan.

Effect of the Plan of Liquidation

The Plan of Liquidation is not expected to affect the value of your interest in your Contract. Following the mailing of the Proxy Statement to Contract Owners and prior to the proposed Liquidation Date, Contract Owners may transfer their assets to one of the other investment options available under their Contracts, and will continue to be able to redeem or exchange their shares. If the Plan of Liquidation is approved and a Contract Owner does not select a new investment option prior to the Liquidation Date, the Contract Owner will beneficially own, immediately after the Liquidation, a number of shares of the applicable Default Investment Option having the same value as the value of the shares of the Liquidating Class beneficially owned by that Contract Owner immediately prior to the Liquidation. After the Liquidation, such Contract Owners will indirectly bear the fees and expenses of the applicable Default Investment Option, but the Liquidation will not result in any change to a Contract Owner’s Contract fees or charges.

Purchase and redemption requests for the Liquidating Class received after the Liquidation will be treated as requests for the purchase or redemption of the shares of the applicable Default Investment Option. Following the Liquidation, the Liquidating Class will hold no assets and be dissolved.

Expenses of the Liquidation

The Adviser will bear the expenses of the Liquidation, including preparation of this Proxy Statement, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions, the cost of preparing and filing a final tax return and other regulatory filings, legal fees, accounting fees, custody and transfer agency fees, brokerage fees and expenses of holding shareholders’ meetings. The Adviser estimates the expenses of the Liquidation will total approximately $25,000.

Tax Considerations: The Liquidation will be a Non-taxable Event for Contract Owners

The Liquidation will not cause affected Contract Owners to recognize any gain or loss for Federal income tax purposes.

INFORMATION ABOUT THE LVIP GOVERNMENT MONEY MARKET FUND

The LVIP Government Money Market Fund’s summary prospectus dated May 1, 2024, is being provided to you along with this Proxy Statement.

LVIP Government Money Market Fund as the Default Investment Option

Proceeds of the Liquidation will be reinvested in the LVIP Government Money Market Fund for Contract Owners who have not elected to transfer from the Liquidating Fund to a new investment option prior to the Liquidation Date.

The LVIP Government Money Market Fund will be used because it is the only money market investment option available within the products that offer the Liquidating Class. Lincoln may be subject to potential conflicts of interest relating to investments in the LVIP Government Money Market Fund (see “Potential Benefits to the Adviser and its Affiliates” section below for further information).

Potential Benefits to the Adviser and its Affiliates

The Adviser or its affiliates may realize benefits as a result of the investment in the LVIP Government Money Market Fund and therefore may be faced with potential conflicts of interest relating to Lincoln’s selection of the default investment option. Additionally, the Adviser serves as the investment adviser to the LVIP Government Money Market Fund and, based on current assets in that fund, will be paid a management fee at an annual rate of 0.34% of the average daily net assets of the LVIP Government Money Market Fund.

COMPARISON OF INVESTMENT OBJECTIVES,

INVESTMENT STRATEGIES, AND PRINCIPAL RISKS

The Fund’s investment objective, policies, strategies and risks are substantially different from those of the LVIP Government Money Market Fund, which is a money market fund and may be inconsistent with Contract Owners’ investment goals under the Contract.

The Fund’s investment objective is substantially different from the LVIP Government Money Market Fund. The investment objective of the Fund is to seek capital appreciation. The LVIP Government Money Market Fund’s investment objective is to seek current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).

The Fund has substantially different investment strategies from the LVIP Government Money Market Fund. The Fund, under normal circumstances, invests at least 80% of its assets in a portfolio of investments that provide exposure to equity securities. The Fund also seeks to manage its overall portfolio volatility with a managed volatility strategy. The Fund’s managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The LVIP Government Money Market Fund was selected because it is the only money market investment option offered within your Contract (see “Summary of the Plan of Liquidation” section above for more information about your Contract’s investment options).

The following table compares the investment objectives and the principal investment policies and strategies of the Fund with those of the LVIP Government Money Market Fund. The Board of the Fund and the LVIP government Money Market Fund may change the investment objective of the respective fund without a vote of that fund’s shareholders. For more detailed information about each the Fund’s and the LVIP government Money Market Fund’s investment strategies and risks, see their respective Statement of Additional Information.

	LVIP Invesco Select Equity Income Managed Volatility Fund	LVIP Government Money Market Fund
Investment Objective	The investment objective of the LVIP Invesco Select Equity Income Managed Volatility Fund is to seek capital appreciation.	The investment objective of the LVIP Government Money Market Fund is to seek current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).

	LVIP Invesco Select Equity Income Managed Volatility Fund	LVIP Government Money Market Fund
Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets in a portfolio of investments that provide exposure to equity securities. The Fund pursues its investment objective by primarily investing in a broad and diverse group of equity and income securities, as well as derivatives and other investments that have economic characteristics similar to such securities. The Fund also seeks to manage its overall portfolio volatility with a managed volatility strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.

Lincoln Financial Investments Corporation (the “Adviser”) serves as the Fund’s investment adviser. Invesco Advisers, Inc. (“Invesco Advisers”) and Invesco Capital Management LLC (“Invesco Capital”) serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Adviser allocates to such sub-adviser. The Adviser intends to allocate approximately 70% of the portion of the Fund’s assets not subject to the overlay to Invesco Advisers and approximately 30% of the portion of the Fund’s assets not subject to the overlay to Invesco Capital. Such allocations are subject to change at the discretion of the Adviser.

The Fund pursues its objective by investing at least 99.5% of its total assets in cash, government securities (which include U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities), and/or repurchase agreements secured by such obligations or cash. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable or floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.

In addition to the Fund’s 99.5% policy noted above, under normal circumstances, the Fund invests at least 80% of its assets in government securities, including government securities subject to repurchase agreements

LVIP Invesco Select Equity Income Managed Volatility Fund	LVIP Government Money Market Fund

The Fund may invest in securities of issuers of all capitalization sizes; however, under normal market conditions, it is currently expected that the Fund will invest a substantial percentage of its assets in large-capitalization issuers. The Fund invests, under normal circumstances, a majority of its assets in income-producing equity investments, such as preferred securities and real estate investment trusts (REITs), although it may also invest in non-income producing equities. It is the current operating policy of the Fund to invest in debt securities rated investment grade. This operating policy does not apply to convertible securities, which are selected primarily on the basis of their equity characteristics. The Fund, to a lesser extent, also may invest in securities of foreign issuers. The Fund may use derivatives, such as forward foreign currency contracts, futures contracts and options, to seek to enhance investment returns or to mitigate risk and to hedge against adverse movements in foreign currencies and to manage duration. The Fund may engage in frequent and active trading of portfolio investments.

The Fund also invests in U.S. Government obligations, including Treasury bills and notes, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

LVIP Invesco Select Equity Income Managed Volatility Fund	LVIP Government Money Market Fund

Invesco Advisers selects securities based on a security’s potential for income with safety of principal and long-term growth of capital. Invesco Advisers emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. Invesco Advisers look for catalysts for change that may positively impact a company. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as improvement in industry conditions or a regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company. Invesco Advisers also selects dividend- paying equity securities of companies that exhibit strong profitability, solid balance sheets and capital allocation policies that support sustained or increasing dividends and share repurchases. Invesco Advisers seeks to provide a solid foundation for investors’ portfolios by employing a total return approach, emphasizing capital appreciation, dividend income and capital preservation.

Invesco Advisers may sell a security when it no longer materially meets Invesco Advisers’ investment criteria, including when, in the opinion of

LVIP Invesco Select Equity Income Managed Volatility Fund	LVIP Government Money Market Fund

Invesco Advisers, a stock reaches Invesco Adviser’s estimate of its value, a company’s fundamental business prospects deteriorate, or a more attractive opportunity presents itself.

Invesco Capital, using an indexing strategy, generally will invest at least 80% of the Fund’s assets allocated to it in equal-weighted securities in the Invesco U.S. Large Cap Equal Weight Index (the “Invesco Index”). The Invesco Index seeks to measure the aggregate performance of the largest publicly traded companies in the U.S. Equal weighting may lead to more uniform contribution to the index’s return across the spectrum of constituents. Pursuant to the indexing strategy, Invesco Capital typically will not buy or sell a security unless that security is added or removed, respectively, from the Invesco Index. The Invesco Index is an unmanaged index compiled by Invesco Indexing LLC. Managed Volatility Strategy. Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders” or “overlay manager”) serve as sub-adviser and sub-sub-adviser to the Fund, respectively, to implement the managed volatility strategy. This managed volatility strategy consists of selling (short) positions in exchange-traded equity futures contracts to manage overall portfolio volatility

LVIP Invesco Select Equity Income Managed Volatility Fund	LVIP Government Money Market Fund

and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. Schroders buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Schroders may also buy and sell fixed income futures and foreign currency derivatives (futures and/or forwards) as part of this strategy. Although up to 20% of the Fund’s net assets may be used by Schroders to implement the managed volatility strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will be used for this strategy. Schroders uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.

Schroders will regularly adjust the level of exchange-traded futures contracts and/or foreign currency derivatives to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. Schroders will seek to manage currency risk involved in foreign futures contracts by buying or selling (shorting) foreign currency derivatives (futures and/or forwards). Schroders’ investment

LVIP Invesco Select Equity Income Managed Volatility Fund	LVIP Government Money Market Fund

in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities and foreign currency or increase the Fund’s net economic exposure to fixed income securities to a substantial degree. The amount of exchange- traded futures may fluctuate frequently based upon market conditions.

Schroders may take a long position in equity index futures and/or foreign currency derivatives for the purpose of providing an equity and/or currency exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity and/or currency position while still maintaining the liquidity provided by the cash.

Comparison of Principal Risk Factors

An investment in a fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a fund. The following table compares the principal risks of investing in the Fund and the LVIP Government Money Market Fund. The Fund discloses risks related to the equity markets and use of a managed volatility overlay, including risks relating to the securities markets, foreign investments, and derivatives, while the LVIP Government Money Market Fund does not. For an explanation of each principal risk, see “Description of Principal Risks” below.

Principal Risks	LVIP Invesco Select Equity Income Managed Volatility Fund	LVIP Government Money Market Fund

Asset Allocation Risk	✓

Active Management Risk	✓

Bond Exposure Risk	✓

Concentration Risk	✓

Convertible Bond Risk	✓

Credit/Credit (Money Market) Risk	✓	✓

Derivatives Risk	✓

Dividend Risk	✓

Foreign Currency Risk	✓

Foreign Investments Risk	✓

Futures Risk	✓

Income Risk		✓

Interest Rate Risk	✓	✓

Issuer Risk	✓

Large-Cap Company Risk	✓

Liquidity Risk	✓

Managed Volatility Strategy Risk	✓

Market Risk	✓	✓

Passive Management Risk	✓

Portfolio Turnover Risk	✓

Preferred Securities Risk	✓

Prepayment/Call Risk	✓

Real Estate and Real Estate Investment Trust (REIT) Risk	✓

Repurchase Agreement Risk		✓

Rights Risk	✓

Small- and Medium-Cap Company Risk	✓

Stable Net Asset Value Risk		✓

Stock Investing Risk	✓

U.S. Government Obligations Risk	✓	✓

U.S. Treasury Obligations Risk		✓

Value Stocks Risk	✓

Principal Risks	LVIP Invesco Select Equity Income Managed Volatility Fund	LVIP Government Money Market Fund

Variable and Floating Rate Securities Risk		✓

Warrants Risk	✓

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk		✓

Zero Coupon Securities Risk	✓

Description of Principal Risks

The LVIP Invesco Select Equity Income Managed Volatility Fund’s performance may be affected by one or more of the following risks:

Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.

Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.

Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.

Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.

Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.

Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.

Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.

Large-Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.

Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.

Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt.

Dividend Risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time.

Warrants Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Rights Risk. If the Fund does not exercise its subscription rights to purchase common stock, the Fund’s interest in the issuing company would be diluted. The market for such rights is not well developed, and, accordingly, the Fund also may not always realize full value on the sale of rights.

Bond Exposure Risk. Bond prices can fall because of various factors affecting the particular bonds or due to general weakness in the overall bond markets. Bonds are subject to varying levels of credit risk, interest rate risk, liquidity risk and volatility.

Interest Rate Risk. When interest rates change, fixed income securities (i.e., debt obligations) generally will fluctuate in value. These fluctuations in value are greater for fixed income securities with longer maturities or durations.

Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.

Real Estate and Real Estate Investment Trust (REIT) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include, among others, declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risks that apply to the underlying security.

Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.

Zero Coupon Securities Risk. Zero coupon bonds generally are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. Zero coupon bonds also may be more speculative than interest-bearing bonds, and have tax consequences that could, under certain circumstances, be adverse to a Fund.

U.S. Government Obligations Risk. Certain U.S. Government agencies and U.S. Government sponsored enterprises are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.

Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.

Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.

Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.

Managed Volatility Strategy Risk. The success of the Fund’s managed volatility strategy depends in part on Schroders’ ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The managed volatility strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the managed volatility strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Schroders seeking to manage currency risk could result in losses if currencies do not perform as expected.

Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.

Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Actions by governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply. Liquidity risk also refers to the risk that the Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. The Fund may have to sell a security at a disadvantageous time or price to meet such obligations. The Fund’s liquidity risk management program requires that the Fund invest no more than 15% of its net assets in illiquid investments

The LVIP Government Money Market Fund’s performance may be affected by one or more of the following risks:

Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.

Interest Rate Risk. When interest rates change, fixed income securities (i.e., debt obligations) generally will fluctuate in value. These fluctuations in value are greater for fixed income securities with longer maturities or durations.

U.S. Treasury Obligations Risk. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary.

U.S. Government Obligations Risk. Certain U.S. Government agencies and U.S. Government sponsored enterprises are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Repurchase Agreement Risk. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

Credit Risk (Money Market). Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Income Risk. Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and proceeds are reinvested in securities with different interest rates.

Stable Net Asset Value Risk. The Fund may not be able to maintain a stable net asset value (“NAV”) of $10.00 per share at all times. If the Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

Variable and Floating Rate Securities Risk. Variable rate securities (which include floating rate securities) generally are less sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline when prevailing interest rates rise if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline. Certain of these securities may be subject to greater liquidity risks.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk. A fund may purchase or sell securities that it is entitled to receive on a when issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.

PERFORMANCE AND FEE COMPARISON

Comparison of Performance Information

The following tables provide some indication of the risks of choosing to invest in the Fund. The information shows the average annual total returns of the share classes of the Fund and the LVIP Government Money Market Fund. Performance in the average annual returns table does not reflect the impact of variable annuity or variable life contract expenses. The past performance of the Fund and the LVIP Government Money Market Fund is not necessarily an indication of how the respective fund will perform in the future.

	Average Annual Total Returns For period ended 12/31/24
	1 Year	5 Year	10 Year
LVIP Invesco Select Equity Income Managed Volatility Fund – Standard Class	13.06%	8.85%	6.66%
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	14.37%	8.68%	8.49%
LVIP Invesco Select Equity Income Composite* (reflects no deductions for fees, expenses or taxes)	12.36%	7.60%	7.60%

*

The LVIP Invesco Select Equity Income Composite is an unmanaged index compiled by LFI, the Fund’s Adviser. The LVIP Invesco Select Equity Income Composite is constructed as follows: 85% Russell 1000®Value Index and 15%Bloomberg U.S. Govt/Credit Index. The performance of the LVIP Invesco Select Equity Income Composite does not reflect the impact of the managed volatility strategy used by the Fund. Such strategy would impact the returns shown.

During the periods shown in the above table, the Fund’s highest return for a quarter occurred in the fourth quarter of 2020 at 15.62%.

The Fund’s lowest return for a quarter occurred in the first quarter of 2020 at (16.90%).

	Average Annual Total Returns For period ended 12/31/24
	1 Year	5 Years	10 Years
LVIP Government Money Market Fund – Standard Class	4.94%	2.23%	1.48%

During the periods shown in the above table, the LVIP Government Money Market Fund’s highest return for a quarter occurred in the fourth quarter of 2023 at 1.28%.

The LVIP Government Money Market Fund’s lowest return for a quarter occurred in the first quarter of 2021 at 0.00%.

The LVIP Government Money Market Fund’s 7-day, net yield for the period ended December 31, 2024, was 4.132%.

Comparison of Fees and Expenses

The following tables show the current fees and expenses of the Fund and the LVIP Government Money Market Fund. The tables below do not reflect any Contract related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

LVIP Invesco Select Equity Income Managed Volatility Fund

LVIP Invesco Select Equity Income Managed Volatility Fund – Standard Class
Shareholder fees (paid directly from your investment)	None
Management Fees	0.57%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.10%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.68%
Less Expense Reimbursement[2]	(0.10)%
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.58%
[1]

Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include AFFE.

[2]

Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.565% of the Fund’s average daily net assets for the Standard Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, pro- vided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. This agreement will continue at least through April 30, 2026 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.

LVIP Government Money Market Fund

LVIP Government Money Market Fund – Standard Class
Shareholder fees (paid directly from your investment)	None
Management Fees	0.34%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.40%
Less Waiver[1,2]	(0.01%)
Total Annual Fund Operating Expenses	0.39%
[1]	The Fee Waiver was restated to reflect the current fee waiver of the LVIP Government Money Market Fund.
[2]

Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.00% on the first $500 million of the LVIP Government Money Market Fund’s average daily net assets; 0.01% on the next $500 million of the LVIP Government Money Market Fund’s average daily net assets; and 0.02% of the LVIP Government Money Market Fund’s average daily net assets in excess of $1.0 billion. The agreement will continue through at least April 30, 2026, and cannot be terminated before that date without the mutual agreement of the LVIP Government Money Market Fund’s Board of Trustees and the Adviser.

Expense Example

The following example is intended to help you compare the costs of investing in the Fund and the LVIP Government Money Market Fund with the cost of investing in other investment options. The example assumes that you invest $10,000 in a fund for the time periods indicated; your investment has a 5% return each year; the Fund’s and the LVIP Government Money Market Fund operating expenses will remain the same; and any fee waiver or expense limitation agreements are not renewed after their expiration dates described in the footnotes to the expense tables above.

This example does not reflect any Contract related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. See your Contract prospectus for more information about Contract charges. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund/Class	1 year	3 years	5 years	10 years
LVIP Invesco Select Equity Income Managed Volatility Fund – Standard Class	$59	$207	$369	$837
LVIP Government Money Market Fund – Standard Class	$40	$127	$223	$504

ADDITIONAL INFORMATION ABOUT THE LIQUIDATION

Purchases and Transfers into the Liquidating Class

If the Plan of Liquidation is approved, purchases and transfers into the Liquidating Class may not be accepted after the close of business on May 09, 2025.

Future Allocation of Premiums will be treated as orders for the LVIP Government Money Market Fund

Once the Liquidation is approved and completed, any order associated with new premiums or transfer (purchases and redemptions) for the Liquidating Class will be deemed as a request for the purchase or redemption of shares of the LVIP Government Money Market Fund.

Transfers out of the Liquidating Class

Shareholders may transfer out of the Liquidating Class into any other investment option available under their Contract at any time up to the close of business on May 9, 2025. Any shares of the Liquidating Class held at the close of business on May 9, 2025, will be liquidated and automatically reinvested in shares of the LVIP Government Money Market Fund. Transfers out of the Liquidating Class within 30 days prior to the Liquidation and transfers out of the LVIP Government Money Market Fund within 30 days after the Liquidation will not count as transfers for purposes of transfer limitations under the Contracts. Supplements to the prospectuses will be issued for the affected Contracts advising Contract Owners of their rights to transfer under their respective Contracts.

Failure to Approve the Plan of Liquidation

If shareholders/Contract Owners of the Liquidating Class do not approve the Plan of Liquidation, the Plan of Liquidation will not be implemented. The Board then would meet to consider what, if any, steps to take with respect to the Liquidating Class, such as holding another vote or seeking a substitution order from the SEC to substitute a Contract Owner’s interest in the Liquidating Class with an interest in another fund.

GENERAL INFORMATION ABOUT THIS PROXY

Share Ownership

At the close of business on March 5, 2025 (the “Record Date”), there were 253,607.10 outstanding Standard Class shares of the LVIP Invesco Select Equity Income Managed Volatility Fund.

Because the Liquidating Class is available as an investment for variable annuity contracts and variable life insurance policies offered by certain life insurance companies, the insurance companies could be deemed to control the voting securities of the Liquidating Class (i.e., by owning more than 25%). As of the Record Date, Lincoln Life held 253,607.10 shares of the Liquidating Class, which represents 100% of the Liquidating Class outstanding shares. To the knowledge of the Trust, as of the Record Date, no current Trustee or executive officer of the Trust owned any separate account units attributable to the Liquidating Class.

As of the Record Date, there were three shareholders that held 5% or more of the outstanding shares of the Liquidating Class, except for the insurance company shareholders. The following table and footnotes set forth, as of the Record Date, the known beneficial owners or entities holding more than 5% of the outstanding shares in the Liquidating Class. All information is based upon information provided by such individuals or entities.

LVIP Invesco Select Equity Income Managed Volatility Fund Standard Class
Name of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Michael P Freidman[1]	15,642.809	6.2%
James Esserman Irrevocable Trust[2]	15,146.401	6.0%
Robert & Faye Feucht Trust[3]	13,623.709	5.4%

Lincoln Life and Lincoln New York intend to vote these shares “FOR” the proposed Plan of Liquidation which has been approved by the Trust’s Board, including a majority of the Independent Trustees. It is therefore expected that the proposed Plan of Liquidation will be approved.

[1]	The business address of Mr. Freidman is 1900 John F Kennedy Blvd Apt 1906 Philadelphia, Pa 19103-1435.
[2]	The business address of the James Esserman Irrevocable Trust is 18345 Ventura Blvd Ste 400 Tarzana, Ca 91356-4243.
[3]	The business address of the Robert & Faye Feucht Trust is 2366 Highway 95 Eunice, La 70535-8239.

Solicitation of Proxies

In addition to the solicitation of voting instruction forms and proxy cards by mail, officers and employees of the Trust, without additional compensation, may solicit voting and proxy instructions in person, by telephone, and electronically, including through the Internet. The Trust also may engage a third-party vendor to solicit proxies from Contract Owners or shareholders. The agreement between Georgeson Inc. a Delaware corporation (operating through its Computershare Fund Services division) (“CFS”) and Lincoln Life states that CFS will provide proxy solicitation and tabulation services for a fee, including out-of-pocket expenses, of approximately $4,300. All expenses incurred in connection with the preparation of this Proxy Statement and the solicitation of instructions will be paid by the Adviser.

Voting Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. At the Meeting, Lincoln Life and Lincoln New York will vote the Liquidating Class’s shares held in the Accounts, in accordance with the instructions received from Contract Owners whose purchase payments were invested, as of the Record Date, in the Liquidating Class by the Accounts. For all Accounts that support variable annuity contracts, the number of votes which a Contract Owner may cast when instructing an insurance company how to vote is determined by applying the Contract Owner’s percentage interest in the Liquidating Class to the total number of votes attributable to the Liquidating Class. Holders of shares of the Liquidating Class as of the Record Date are entitled to one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held.

Lincoln Life and Lincoln New York will vote (i) shares owned by Lincoln Life and Lincoln New York; and (ii) the Liquidating Class’s shares held by the Accounts for which no timely instructions are received, in proportion to the voting instructions which are received with respect to the Liquidating Class even if only a small number of Contract Owners provide voting instructions. Therefore, the vote of a small number of shareholders can affect the overall outcome since those fewer votes have a proportional impact. Lincoln Life and Lincoln New York will vote shares of the Liquidating Class held by each of their separate accounts in accordance with the proxy voting instructions received from their Contract Owners. If voting instructions are properly executed and received in a timely manner but they contain no voting directions, the votes represented by those instructions will be cast FOR the Proposal and Lincoln Life and Lincoln New York may vote in accordance with their judgment with respect to other matters not now known to the Board that may be presented at the Meeting.

Contract Owners may vote by mail or in person. Voting instructions must be received by 4:00 p.m. Eastern Time on May 6, 2025. If you vote by mail, the voting instruction proxy card must be received at the address shown on the enclosed postage paid envelope. Contract Owners may also vote by attending the Meeting.

Revocation of Voting Instructions and Proxies

Any Contract Owner who provides voting instructions has the power to revoke the instructions by (1) delivering to the Secretary of the Trust (at the address of the Trust provided on the cover page of this proxy statement) written notice of revocation, or (2) submitting superseding voting instructions, in each case at any time prior to the date of the Meeting. Contract Owners may also revoke prior voting instructions by voting in person at the Meeting.

Quorum

A quorum of shareholders is necessary to hold a valid meeting and to consider the Proposal in this Proxy Statement. Holders of 33 1⁄3% of the outstanding shares of the Liquidating Class on the Record Date, present in person or by proxy at the Meeting, shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote, present in person or by proxy, may adjourn the Meeting from time to time until a quorum is present. Shares held by shareholders present in person or represented by proxy at the Meeting (including Lincoln Life and Lincoln New York) will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the Meeting. Since Lincoln Life and Lincoln New York are the owners of record of all of the outstanding shares of the Liquidating Class, a quorum is expected to be present at the Meeting.

Effects of Abstentions and Broker Non-Votes

Abstentions will be counted as present for purposes of establishing a quorum, but will not count as votes cast. Accordingly, abstentions will have the same effect as an instruction to vote “AGAINST” the Proposal. Each of Lincoln Life and Lincoln New York will vote shares of the Liquidating Class held in each of its separate accounts for which it has not received timely instructions (or for which a voting instruction proxy card is not properly executed) in the same proportion as it votes shares held by that separate account for which it has received instructions. If no instructions are received for a separate account, Lincoln Life and/or Lincoln New York will vote any shares held by such separate account in the same proportion as votes cast by all of its other separate accounts in the aggregate. Shareholders and Contract Owners permitted to give instructions, and the number of shares for which such instruction may be given for purposes of voting at the Meeting and any adjournments thereof, will be determined as of the Record Date. As a result of this proportional voting, a small number of Contract Owners may determine the outcome of a vote.

A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares; and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. Because broker-dealers generally will not have discretionary authority to vote the shares held by the beneficial owners on the Proposal and the Proposal is the only item being submitted to shareholders for approval at the Meeting, the Trust does not expect there to be any broker non-votes on the Proposal.

Adjournment

In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders. As stated above, abstentions will have no effect on any proposal to adjourn the Meeting. A shareholder vote may be taken with respect to the Liquidating Class prior to any adjournment as to which sufficient votes have been received for approval.

Other Matters to Come Before the Meeting

To the knowledge of the Board, there is no other business to be brought before the Meeting. However, if other matters do properly come before the Meeting, Lincoln Life and Lincoln New York intend to vote the Liquidating Class’s shares in accordance with the judgment of the Board on such matters. The persons named as proxies on the enclosed proxy card will vote their proxies in their discretion on any other items (other than the Proposal) that properly come before the Meeting.

Contract Owner and Shareholder Proposals

Under authority granted to the Trustees by the Trust By-laws, and pursuant to applicable law, special meetings are called as required. Contract Owners or shareholders desiring to hold their own proxy solicitations in order to submit proposals in years in which the annual meeting is not held may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly or shareholders directly, representing certain stipulated percentages of the outstanding voting securities of the Class or Fund. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the Federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. A Contract Owner or shareholder wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send his or her written proposals to the Secretary of the Trust located at 1301 South Harrison Street, Fort Wayne, Indiana 46802. Proposals must be received a reasonable time before the Fund begins to print and mail the proxy materials for the meeting. More detailed information on these procedures for Contract Owners or shareholders may be obtained from Lincoln Life, Lincoln New York or the Secretary of the Trust.

Communications to the Board

Shareholders/Contract Owners who wish to communicate to the full Board or to any individual Trustee may address correspondence to the Trust’s Board of Trustees, c/o The Lincoln National Life Insurance Company at P.O. Box 2340, Fort Wayne, Indiana 46802. Without opening any such correspondence, the Trust’s management promptly will forward all such correspondence to the intended recipient(s).

OTHER INFORMATION

Investment Adviser

The Adviser is located at 150 North Radnor-Chester Road, Radnor, Pennsylvania 19087. The Adviser is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services. As of December 31, 2024, the Adviser had more than $116.4 billion in assets under management.

Principal Underwriter and Distributor

Lincoln Financial Distributors, Inc. (“LFD”), is located at 130 North Radnor-Chester Road, Radnor, Pennsylvania 19087 and is an affiliate of the Adviser.

Administrator

Lincoln Life is located at 1301 South Harrison St., Fort Wayne, Indiana 46802 and is an affiliate of the Adviser. Lincoln Life provides various administrative services necessary for the operation of the Trust.

Householding

Only one copy of this Proxy Statement is mailed to households, even if more than one person in a household is a shareholder of record, unless the Fund has received instructions to the contrary. If you need additional copies of this Proxy Statement, or if you do not want the mailing of a Proxy Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact the Trust by calling 1-800-454-6265 or if using regular mail, by writing to the Trust at P.O. Box 2340, Fort Wayne, Indiana 46801 or if using express mail, by writing to the Trust at 1301 S. Harrison St., Fort Wayne, Indiana 46802. The Trust will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed.

Annual and Semi-Annual Reports

Shareholders can obtain a copy of the most recent Annual Report and any Semi-Annual Report of the Fund without charge, by calling the Trust at 1-800-454-6265 or if using regular mail, by writing to the Trust at P.O. Box 2340, Fort Wayne, Indiana 46801 or if using express mail, by writing to the Trust at 1301 S. Harrison St., Fort Wayne, Indiana 46802. You can also access the Annual Reports and Semi-Annual Reports at www.lincolnfinancial.com/lvip.

PLEASE:

➣	PROMPTLY EXECUTE AND RETURN THE ENCLOSED VOTING INSTRUCTION PROXY CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

VOTING INSTRUCTIONS MUST BE RECEIVED BY 4:00 P.M. EASTERN TIME ON MAY 6, 2025. VOTES CAST BY MAIL NEED TO BE RECEIVED AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE.

OR

➣	VOTE IN PERSON AT THE SHAREHOLDER MEETING ON MAY 8, 2025 AT 11:30 A.M. EASTERN TIME AT THE OFFICES OF THE TRUST LOCATED AT 150 NORTH RADNOR-CHESTER ROAD, RADNOR, PENNSYLVANIA 19087.

APPENDIX A

LVIP INVESCO SELECT EQUITY INCOME MANAGED VOLATILITY FUND – STANDARD CLASS

PLAN OF LIQUIDATION

The following Plan of Liquidation (“Plan”) of Standard Class shares (the “Liquidating Class”) of the LVIP Invesco Select Equity Income Managed Volatility Fund (the “Fund”), a series of the Lincoln Variable Insurance Products Trust (the “Trust”), organized and existing under the laws of the State of Delaware and an open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), is intended to accomplish the complete liquidation (“Liquidation”) of the Liquidating Class. The Liquidation is intended to comply with the laws of the State of Delaware, the 1940 Act, the Internal Revenue Code of 1986 (“Code”), and the Trust’s Declaration of Trust and By-Laws.

WHEREAS, the Trust’s Board of Trustees (“Board”) has determined that the continuation of the Liquidating Class would not be in the best interests of the Liquidating Class or its shareholders after considering several factors, including but not limited to:

•	The current and expected size of the Liquidating Class;
•	Lincoln Financial Investments Corporation’s (“LFI”) conclusion that a merger of the Liquidating Class would not be in the best interests of the shareholders of the Liquidating Class;
•	The recommendation of LFI, the Fund’s investment adviser (the “Adviser”), to liquidate the Liquidating Class;
•	The terms and conditions of the proposed Plan; and
•	That the Adviser, and not the Fund, will pay all costs specifically incurred as a result of the proposed Liquidation;

WHEREAS, the Board has determined that it is advisable and in the best interests of the Liquidating Class and its shareholders to (1) liquidate the Liquidating Class, and (2) adopt this Plan as the method of liquidating the Liquidating Class; and

WHEREAS, on March 3-4, 2025, the Board unanimously approved this Plan as being in the best interests of the Liquidating Class and its shareholders and adopted this Plan as the method of liquidating the Liquidating Class.

NOW, THEREFORE, the liquidation of the Liquidating Class shall be carried out in the manner hereinafter set forth:

1.

Effective Date of Plan. The Plan shall become effective on or about [May 9, 2025], or such other date to be determined by the President or any Vice President of the Trust (hereinafter, the “Effective Date”).

2.

Solicitation of and Notice to Shareholders. Prior to the Effective Date, the Liquidating Class shall, to the extent required under the 1940 Act and applicable law, have obtained shareholder approval of the Liquidation. Prior to the Effective Date, the Liquidating Class shall provide: (a) notice to the appropriate shareholders to the effect that this Plan has been approved by the Board and that on [May 9, 2025], or such other date as determined by the President or any Vice President of the Trust (hereinafter, the “Liquidation Date”), all outstanding shares of the Liquidating Class shall be liquidated; and (b) any other information required or appropriate under the 1940 Act or other applicable law.

3.

Cessation of Business. On and after the Effective Date, the Liquidating Class shall not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, and distributing its remaining assets ratably among the shareholders of the outstanding shares of the Liquidating Class, in accordance with the provisions of the Plan, after discharging or making reasonable provision for the Liquidating Class’s liabilities.

4.

Restriction of Sale of Liquidating Class Shares. On or before the Effective Date, the Trust shall cease accepting purchase orders for the Liquidating Class (including reinvestment of dividends and purchases via automatic investment plans).

5.	Liquidation of Assets. On or before the Liquidation Date, the Liquidating Class shall convert all portfolio securities of the Liquidating Class to cash or cash equivalents.

6.

Payment of Debts. On or prior to the Liquidation Date, the Liquidating Class shall pay, or make reasonable provision to pay, in full, all known or reasonably ascertainable liabilities, claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations, known to the Liquidating Class and all claims and obligations which are known to the Liquidating Class but for which the identity of the claimant is unknown. Such amounts shall include, without limitation, all charges, taxes and expense of the Liquidating Class, whether due, accrued or anticipated, that have been incurred or are expected to be incurred by the Liquidating Class.

7.

Liquidating Distribution. On the Liquidation Date, the Liquidating Class shall distribute to the insurance company separate accounts for the benefit of the Liquidating Class’s shareholders of record as of the close of business on the business day preceding the Liquidation Date, all of the remaining assets of the Liquidating Class in complete cancellation and redemption of all the outstanding shares of the Liquidating Class (the “Liquidation Proceeds”):

(a)

except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Liquidating Class on the Liquidating Class’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Fund shall reasonably deem to exist against the assets of the Liquidating Class on the Liquidating Class’s books;

(b)

provided further, notwithstanding anything herein to the contrary, all interests, rights and titles to any claims, whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery claims of the Liquidating Class shall be disclaimed, and any and all resulting recoveries shall be returned to the Trust, and shall not be distributed to the Liquidating Class’s shareholders of record.

8.	Liquidation. The Liquidating Class shall be liquidated on the Liquidation Date in accordance with Section 331 of the Code.

9.

Management and Expenses of the Liquidating Class. The Adviser shall bear all the expenses, other than extraordinary expenses, that would otherwise be attributed to the Liquidating Class and which are incurred in connection with the carrying out of the Plan, including, but not limited to, printing, legal, accounting, custodian and transfer agency fees, and the expenses of any notices or reports to, or meetings of, shareholders, whether or not the liquidation contemplated by this Plan is effected, to the extent such expenses exceed the amount of the Liquidating Class’s normal and customary fees and expenses accrued by the Liquidating Class through the Liquidation Date, provided that such accrued amounts are first applied to pay for the Liquidating Class’s normal and customary fees and expenses.

10.

Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Liquidating Class receives any form of cash or is or becomes entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, any such cash or distribution will be allocated to the Trust in such manner as the Chief Executive Officer, President or any Vice President of the Trust determines is reasonable (and, as a point of clarification, such proceeds may not be distributed to the separate accounts or Contract Owners and may be used to pay general expenses of the Trust).

11.

Lost Shareholders. If the Trust is unable to pay redemption proceeds to shareholders of the Liquidating Class because of the inability to locate shareholders to whom redemption proceeds are payable, the Trust may take such steps as an authorized officer of the Trust deems appropriate, which may include creating, in the name and on behalf of the Liquidating Class, a trust or account with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Liquidating Class in such trust for the benefit of the shareholders that cannot be located. The expense of such trust shall be charged against the assets therein.

12.

Power of the Board and Trust Officers. The Board of Trustees and the officers of the Trust shall have the authority to do or authorize any acts as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, documents, information returns, tax returns and other papers that may be necessary or appropriate to implement the Plan or that may be required by the provisions of the 1940 Act or other applicable laws. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

13.

Amendment or Abandonment of Plan and Shareholder Approval of Plan. The Board shall have the authority to authorize or ratify such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Liquidating Class, and the distribution of its net assets to shareholders in accordance with the laws of the State of Delaware, the 1940 Act, the Code, and the Trust’s Declaration of Trust and By-Laws, if the Board determines that such action would be advisable and in the best interests of the Liquidating Class and its shareholders. If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Liquidating Class shareholders, Liquidating Class shareholders will be given prompt and timely notice of such an amendment or modification. In addition, the Board may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the Liquidating Class and its shareholders. This Plan shall be deemed abandoned in the event the Liquidating Class’s shareholders do not approve the Plan.

14.

Changes to Dates. Each officer of the Trust may modify or extend any of the dates specified in the Plan for the taking of any action in connection with the implementation of the Plan (including, but not limited to, the Effective Date and the Liquidation Date) if such officer(s) determine, with the advice of the Trust’s counsel, that such modification or extension is necessary or appropriate in connection with the orderly liquidation of the Liquidating Class or to protect the interest of the shareholders of the Liquidating Class.

15.

No Personal Obligations. The obligation of the Trust entered into in the name or on behalf of the Trust or Liquidating Class by any of the Trustees of the Trust, representatives or agents of the Trust are made not individually, but only in such capacities, and are not binding upon any of the Trustees of the Trust, shareholders or representatives of the Trust personally, but bind only the assets of the Trust attributable to the Liquidating Class.

IN WITNESS WHEREOF, the Board has caused this Plan to be approved on behalf of the Liquidating Class.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST On behalf of Standard Class shares of the LVIP Invesco Select Equity Income Managed Volatility Fund

By:
Name:
Title:
Date:

PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY TELEPHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date your
Proxy Card and return it in the
postage-paid envelope

Please detach at perforation before mailing.

LVIP INVESCO SELECT EQUITY INCOME MANAGED VOLATILITY FUND

(a series of Lincoln Variable Insurance Products Trust)

1301 S. HARRISON STREET, FORT WAYNE, IN 46802

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 8, 2025

PROXY

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE LINCOLN VARIABLE INSURANCE PRODUCTS TRUST.

The undersigned, revoking previous proxies with respect to the shares in the name of the undersigned, hereby appoint(s) Jayson R. Bronchetti, Samuel K. Goldstein, and James Hoffmayer, or any of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to the Standard Class (the “Liquidating Class”) of the LVIP Invesco Select Equity Income Managed Volatility Fund (the “Fund”), a series of the Lincoln Variable Insurance Products Trust (the “Trust”), with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of the Trust located at 150 North Radnor-Chester Road, Radnor, Pennsylvania 19087 on May 8, 2025, at 11:30 a.m. Eastern Time and at any adjournments or postponements thereof.

I acknowledge receipt of the Notice of the Special Meeting of the Shareholders and accompanying Proxy Statement dated on or about April 10, 2025.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

LIN_34496_032425

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

LVIP Invesco Select Equity Income Managed Volatility Fund

Special Meeting of Shareholders to be held on May 8, 2025.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lin-34496

Please detach at perforation before mailing.

This proxy will be voted as instructed. If no specification is made for the Proposal, the proxy will be voted “FOR” the Proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal The Board of Trustees unanimously recommends a vote “FOR” Proposal 1.
		FOR	AGAINST	ABSTAIN
1.	To approve a Plan of Liquidation providing for the liquidation of the Fund’s Standard Class.	☐	☐	☐
2.	To transact such other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	LIN1 34496	xxxxxxxx

PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY TELEPHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date your
Voting Instruction Card and return it in
the postage-paid envelope

Please detach at perforation before mailing.

LVIP INVESCO SELECT EQUITY INCOME MANAGED VOLATILITY FUND

(a series of Lincoln Variable Insurance Products Trust)

1301 S. HARRISON STREET, FORT WAYNE, IN 46802

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 8, 2025

VOTING INSTRUCTION CARD

THIS VOTING INSTRUCTION CARD IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE LINCOLN VARIABLE INSURANCE PRODUCTS TRUST.

[INSURANCE COMPANY DROP-IN]

Revoking any prior instructions, the undersigned instructs the above referenced insurance company (the “Company”) to vote and act with respect to the Standard Class (the “Liquidating Class”) of the LVIP Invesco Select Equity Income Managed Volatility Fund (the “Fund”), a series of the Lincoln Variable Insurance Products Trust (the “Trust”), that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of Shareholders to be held at the offices of the Trust located at 150 North Radnor-Chester Road, Radnor, Pennsylvania 19087 on May 8, 2025, at 11:30 a.m. Eastern Time and at any adjournments or postponements thereof.

If you sign on the reverse side but do not mark instructions, the Company will vote all shares of the Fund attributable to your account value FOR the proposal. If you do not return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

LIN_34496_032425_VI

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

LVIP Invesco Select Equity Income Managed Volatility Fund

Special Meeting of Shareholders to be held on May 8, 2025.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lin-34496

Please detach at perforation before mailing.

This Voting Instruction Card will be voted as instructed. If no specification is made for the Proposal, the Voting Instruction Card will be voted “FOR” the Proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal The Board of Trustees unanimously recommends a vote “FOR” Proposal 1.
		FOR	AGAINST	ABSTAIN
1.	To approve a Plan of Liquidation providing for the liquidation of the Fund’s Standard Class.	☐	☐	☐
2.	To transact such other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 —Please keep signature within the box	Signature 2 —Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	LIN2 34496	xxxxxxxx